U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 12, 2010

LADYBUG RESOURCE GROUP, INC.

(Exact Name of registrant as specified in its Charter)

Nevada	333-153306	26-1973389
State of Incorporation	Commission File No.	I.R.S. Employer
Identification No.

11630 Slater Ave., N.E., Ste. 1A, Kirkland, WA	98034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (425) 306 - 5028

_________________________________

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01

Regulation FD Disclosure

On July 12, 2010, Ladybug Resource Group, Inc. (the “Company”) issued a press release stating, Ladybug resource group  (OTCBB: LBRG) it had entered into a development agreement with Eugene Augustin of Wireless Engineering Corp. for the purpose of developing an electricity producing solar thermal concentrator device. A copy of the press release is attached as Exhibit 99.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing.  The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01

Other Events

On April 13, 2010, Ladybug Resource Group, Inc. acquired 16,500,000 shares of New Solar Electricity Corporation, a Nevada corporation (“New Solar”).  At the time of acquisition these shares represented 36.6% of the issued and outstanding capital stock of New Solar.  The balance of the shares were owned by Zhou (Jason) Yu.  Mr. Yu had received his New Solar shares for his agreement to transfer intellectual property to New Solar.   On May 17, 2010, Mr. Yu and New Solar terminated their relationship, each returning the originally tendered consideration.  Mr. Yu resigned as New Solar’s president.  Christian Tedrow was named successor President of New Solar.

The Company

New Solar is a development stage company based in Orlando, FL.  The corporate address is:  11637 Orpington St., Orlando, FL  32817. The telephone number is: 407-207-0400.  The Company was incorporated under the laws of the State of Nevada on December 15, 2009.  The Company has no revenues to date.

Outstanding Shares

The Articles of Incorporation of New Solar authorize two hundred million (200,000,000) shares of Common Stock. There are no preferred shares authorized.  As of June 30, 2010, New Solar has 16,500,000 common shares issued and outstanding, which are owned by LadyBug Resource Group, Inc.

Business

The following disclosures contain many forward-looking statements, which involve risks and uncertainties, such as our plans, objective, expectations and intentions. You can identify these statements by our use of words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "continue," "plans," or other similar words or phrases. Some of these statements include discussions regarding our future business strategy and our ability to generate revenue, income, and cash flow. We wish to caution the reader that all forward-looking statements contained in this Form 8-K are only estimates and predictions. Our actual results could differ materially from those anticipated as a result of risk facing us or actual events differing from the assumptions underlying such forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Current Report on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements. We undertake no obligation to update any of these factors or to publicly announce any change to our forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise.

Business Strategy

New Solar is a Nevada alternative energy corporation formed in 2009 seeking to capitalize on the growing multi-billion dollar global solar market through the planned development of a novel and low cost solar concentrator.

Development Agreement Signed

On June 18, 2010, New Solar signed a development agreement with Eugene Augustin of Wireless Engineering Corp.   Under the terms of the development plan Mr. Augustin will develop an improved solar concentrator to be called "Solar Tracer".  The plan is a staged development whereby the results of each preceding development stage will determine research and development parameters for each succeeding stage.  New Solar anticipates changes to the work plan as the development is pursued and tested.  At the end of the development process, New Solar anticipates having prototype "Solar Tracer".  New Solar anticipates that Mr. Augustin will apply for patent protection and subsequently enter into agreements with New Solar regarding intellectual property issues.  Presently, New Solar has no intellectual property agreements with Mr. Augustin.  Mr. Augustin will also write a "White Paper" for presentation for industry groups and prepare manufacturing drawings for licensed production for initially proof-of-concept prototype, and then full-scale manufacturing.

Management of New Solar Electricity Corporation

Christian T. Tedrow President, Member Board of Directors

Christian T. Tedrow earned his Masters in Communications from the University of Central Florida and a degree in English from Elon University.  He has taught Communications, has over eight years of marketing and Investor Relations experience and has assisted several private companies go public.

Mr. Tedrow’s has diverse experience throughout numerous industries.  From media to energy to pharmaceutical to biotechnology, his vision, talent and market awareness has helped guide partners and clients through a tumultuous marketplace.  The companies involved were currently trading, seeking listing or seeking public or private funding.  Mr. Tedrow has traveled to over nineteen countries and has developed financial and cultural awareness unique to the countries he does business in.

Mr. Tedrow has extensive experience doing market and financial research and competitor analysis.  He has over a dozen published business research articles on US and Chinese companies.  He is a regular contributor to newspapers and other publications.

Richard Tedrow, Member Board of Directors

Richard Tedrow held senior positions in the U.S. Department of Energy: Deputy Director Office of Hearings and Appeals and Director of the Office of Financial Analysis. He was a charter member of the Senior Executive Service and advised on management and budgetary policies, as well as planning and regulatory matters. For 15 years, Mr. Tedrow was the first and only Chair of the DOE Working Capital Fund's Dispute Resolution Council handling financial disagreements among members of the Fund.

Mr. Tedrow was appointed under President Nixon to the White House Cost of Living Council and Price Commission advising and administering anti-inflationary measures involving wholesale and retail trade and commodities transactions. During this time, his responsibilities were expanded to include agricultural commodities and futures trading as well as the structure and treatment of domestic cooperative enterprises. Mr. Tedrow authored the history of the exceptions [regulatory variances] process during this period of controls.

Under President Ford, he served at the Federal Energy Office and Administration concerning economic regulation as well as the crude oil and refined petroleum product industry. Mr. Tedrow testified before a joint session of the U.S. Congress on shortages and domestic supplies of petroleum products, and provided written and in-person answers to congressional inquiries on these and related subjects.

During the Carter Presidency, Mr. Tedrow was assigned to consult with the President's Council on Wage and Price Stability concerning the inflationary effects of pending/proposed utility commission rate approvals throughout the domestic economy. His financial background and experience in investment banking and the food industry were critical for these roles.

During both the Reagan and Clinton administrations Mr. Tedrow took part in high-level U.S. agency strategic planning and policy development. He developed and implemented the Department of Energy Excellence program, a system that successfully spread and rewarded the adoption of the Baldridge quality performance management principles throughout the 150,000 person Energy complex.

Richard Tedrow received monetary and performance awards for distinguished executive service under Presidents Ford, Carter, Clinton, Reagan and President Bush, and was singled out for presidential recognition conferred by President Reagan.  At present he is the President of n/a Consulting and has participated in web design and development, several successful literary/pictorial efforts, a successful television series, as well as product design and development.

Karen Alders, Secretary/Treasurer,  Member Board of Directors

Karen Aalders has over fifteen years of financial reporting experience with private and publicly listed companies.  Her responsibilities serving as both Secretary/Treasurer and Board Member have included all financial aspects of the companies and daily activities, communicating with accountants and auditors to make sure that all filings and regulations were complied with, and preparing financial presentations for investment banking groups.

Ms. Aalders has served in a financial control position for start-up firms, taking them through the formation stage, pre and post funding, public offering, filing, listing and trading.  She has handled the financial analysis of, and reporting on, merger and acquisitions from initial interest through successful conclusion.  These companies have included those in the fields of media, gaming, manufacturing and retail, located in the United States, Hong Kong, Korea, China and Europe.

From 1970 through 1994, Ms. Aalders' private industry experience included Purchasing Oversight at Sorex Medical, Inc., International Purchasing Supply Liason for Sciex, Inc., a security products manufacturing firm, and Department Administrator for five years for Ampex Corporation where she was personally responsible for increasing productivity to 97% in her department.

Security Ownership of Certain Beneficial Owners.

The following tables set forth the ownership of our common stock by each person  known  by  us  to be an officer or director of New Solar. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

The information presented  below  regarding  beneficial ownership of our voting securities has been presented in accordance with  the  rules of the U.S. Securities  and  Exchange  Commission  and  is  not  necessarily indicative  of ownership for any other purpose. Under these rules,   person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security.  A  person  is  deemed to  own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or  exercise  of  any convertible  security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person  as  of  a  particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to  acquire  voting  or  investment  power within 60  days.  Consequently, the denominator used for calculating such percentage may be different for each beneficial owner.  Except  as  otherwise  indicated below, we believe that the beneficial  owners  of  our common stock listed  below  have  sole  voting  and investment power with respect to the shares shown.

This  table is based upon information derived from our stock records. We believe that each  of  the  shareholders named in this table has sole or shared voting  and  investment  power  with   respect   to  the  shares  indicated  as beneficially owned; except as set forth above, applicable percentages are based upon 131,950,000 shares of common stock outstanding  as of June 30, 2010.

Table 1.

Common Stock Ownership

	Amount and Nature
Name and	of Beneficial	Percentage
Address	Ownership	of Class

Christian Tedrow	1,750,000[1]	1.33%
11637 Orpington St.
Orlando, FL 32817

Richard Tedrow	500,000	0.38%
11637 Orpington St.
Orlando, FL 32817

Karen Aalders	250,000	0.19%
11637 Orpington St.
Orlando, FL 32817

1.

Includes 1,000,000 shares owned by Pharma Corporate Strategies LLC, a Florida Limited Liability Company. The Company believes that Mr. Tedrow has voting and dispositive control of the Company shares owned Pharma Corporate Strategies, LLC.

Item 9.01

Financial Statements and Exhibits

Exhibit Number

Description

99

Press Release dated July 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADYBUG RESOURCE GROUP, INC.

Dated: July 12, 2010

/s/ Craig Barton

By: Craig Barton

Title: V.P./COO

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